Taxation	12 Months Ended
Dec. 31, 2021
Taxation
Taxation

9. Taxation

(a) Value-added tax (“VAT”)

The Group’s subsidiaries, consolidated VIE and VIE’ subsidiaries incorporated in China are subject to statutory VAT rate of 6% for services rendered and 9% or 13% for goods sold.

(b) Income taxes

Composition of income tax

The current income tax expenses for the years ended December 31, 2019, 2020 and 2021 were approximately RMB40,000, RMB1,080,000 and RMB5,443,000, respectively.

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends by the Company in the Cayman Islands to their shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

Under the current Hong Kong Inland Revenue Ordinance, from the year of assessment 2018/2019 onwards, the subsidiaries in Hong Kong are subject to profits tax at the rate of 8.25% on assessable profits up to HK$2 million, and 16.5% on any part of assessable profits over HK$2 million. The payments of dividends by these companies to their shareholders are not subject to any Hong Kong withholding tax.

9. Taxation (Continued)

(b) Income taxes (Continued)

China

On March 16, 2007, the National People’s Congress of PRC enacted the Enterprise Income Tax(“EIT”) Law, under which Foreign Invested Enterprises (“FIEs”) and domestic companies would be subject to EIT at a uniform rate of 25%. Preferential tax treatments will continue to be granted to FIEs or domestic companies which conduct businesses in certain encouraged sectors and to otherwise classified as “Software Enterprises”, “Key Software Enterprises” and/or “High and New Technology Enterprises” (“HNTEs”). The Enterprise Income Tax Law became effective on January 1, 2008.

The aforementioned preferential tax rates are subject to annual review by the relevant tax authorities in China. One subsidiary of the Company was accredited as a HNTE in 2016, therefore it is entitled to a preferential income tax rate at 15% for three years starting from 2016. It continues to be qualified as a HNTE in 2019 annual review by the relevant tax authorities, therefore it is entitled to a preferential income tax rate at 15% for 2019, 2020 and 2021.

All other major PRC incorporated entities of the Group were subject to a 25% income tax rate for all the years presented.

In accordance with PRC Tax Administration Law on the Levying and Collection of Taxes, the PRC tax authorities generally have up to five years to claw back underpaid tax plus penalties and interest for PRC entities’ tax filings. In the case of tax evasion, which is not clearly defined in the law, there is no limitation on the tax years open for investigation.

The Company may also be subject to the examination of the tax filings in other jurisdictions, which are not material to the consolidated financial statements.

There were no ongoing examinations by tax authorities as of December 31, 2021.

The following table presents a reconciliation of the income tax expenses computed by the statutory income tax rate to the Group’s income tax expense of the year presented are as follows (in thousands):

	For the Year Ended December 31,
	2019	2020	2021
	RMB	RMB	RMB
Income tax expenses at PRC statutory income tax rate	(251,045)	(129,117)	(323,359)
Permanent differences(1)	28,025	30,326	125,132
Effect of different tax jurisdiction	(2,321)	(2,574)	4,077
Effect of preferential tax rate	99,470	51,055	128,584
Change in deferred tax assets valuation allowance	125,911	51,390	71,009
Income tax expenses	40	1,080	5,443

(1)	The permanent differences mainly consist of additional deduction for research and development expenditures and non-deductible expenses.

9. Taxation (Continued)

(b) Income taxes (Continued)

China (Continued)

The following table sets forth the effect of preferential tax rate on the PRC operations (in thousands except per share data):

	For the Year Ended December 31,
	2019	2020	2021
	RMB	RMB	RMB
Tax holiday effect	99,470	51,055	128,584
Basic and diluted net loss per share effect	1.60	0.78	0.54

(c) Deferred tax assets

The following table presents the tax impact of significant temporary differences that give rise to the deferred tax assets and liabilities as of the years presented (in thousands):

	As of December 31,
	2020	2021
	RMB	RMB
Deferred tax assets:
Net operating tax loss carry forwards	284,300	345,744
Advertising and promotion expenses in excess of deduction limit	227,206	232,339
Provision of allowance for expected credit losses	7,008	14,570
Payroll and expense accrued	19,124	15,994
Less: valuation allowance	(537,638)	(608,647)
Total deferred tax assets, net	—	—

The following table sets forth the movement of the valuation allowances for deferred tax assets for the years presented (in thousands):

	2020	2021
	RMB	RMB
Deferred tax assets:
Balance as of January 1,	(486,248)	(537,638)
Change of valuation allowance	(51,390)	(71,009)
Balance as of December 31,	(537,638)	(608,647)

The tax losses of the Group expire over different time intervals depending on local jurisdiction. Certain entity’s expiration year for tax losses has been extended from five years to ten years due to new tax legislation released in 2018. As of December 31, 2021, certain entities of the Group had net operating tax loss carry forwards, if not utilized, which would expire as follows (in thousands):

RMB
Loss expiring in 2023	17,153
Loss expiring in 2024	27,331
Loss expiring in 2025	67,626
Loss expiring after 2025	1,989,567
Total	2,101,677

9. Taxation (Continued)

(d) Withholding income tax

The EIT Law also imposes a withholding income tax of 10% on dividends distributed by a foreign invested entity (“FIE”) to its immediate holding company outside of China, if such immediate holding company is considered as a non-resident enterprise without any establishment or place within China or if the received dividends have no connection with the establishment or place of such immediate holding company within China, unless such immediate holding company’s jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement. Such withholding income tax was exempted under the Previous EIT Law. The Cayman Islands, where the Company incorporated, does not have such tax treaty with China. According to the arrangement between Mainland China and Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion in August 2006, dividends paid by a FIE in China to its immediate holding company in Hong Kong will be subject to withholding tax at a rate that may be lowered to 5% (if the foreign investor owns directly at least 25% of the shares of the FIE). The State Administration of Taxation (“SAT”) further promulgated Circular 601 on October 27, 2009, which provides that tax treaty benefits will be denied to “conduit” or shell companies without business substance and that a beneficial ownership analysis will be used based on a “substance-over-form” principle to determine whether or not to grant the tax treaty benefits.

To the extent that subsidiaries and VIEs and the subsidiaries of VIEs of the Group have undistributed earnings, the Company will accrue appropriate expected tax associated with repatriation of such undistributed earnings. As of December 31, 2020 and 2021, the Company did not record any withholding tax on the retained earnings of its subsidiaries and VIEs in the PRC as they were still in accumulated deficit position.